                                                                    EXHIBIT 10.4

                                PLEDGE AGREEMENT
                                ----------------

          THIS PLEDGE AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Agreement") dated as
                                                           ---------
of November 24, 1999, is made by each of the persons named in Schedule I hereto
                                                              ----------
(such persons being referred to collectively as "Pledgors" and each individually
                                                 --------
as a "Pledgor"), in favor of UNION BANK OF CALIFORNIA, N.A. ("Bank").
      -------                                                 ----

                                    RECITALS
                                    --------

          A. Pursuant to that certain Loan and Security Agreement of even date herewith by and among Overhill Farms, Inc. ("Borrower"), Overhill L.C. Ventures,
                                             --------
Inc. ("Overhill Ventures"), and Bank (including all annexes, exhibits and
       -----------------
schedules thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), Bank has agreed to
                                           --------------
make Loans to and incur Letter of Credit Obligations (each as defined in the Loan Agreement) for the direct or indirect benefit of Borrower.

          B. Each Pledgor is the record and beneficial owner of the shares of Stock listed as owned by it in Part A of Schedule I hereto and the owner of the
                                         ----------
promissory notes and other Instruments and the beneficiary of the letters of credit listed as held by it in Part B of Schedule I hereto.
                                         ----------

          C. Each Pledgor is either a direct or indirect beneficiary of the credit facilities made available to Borrower under the Loan Agreement.

          D. In order to induce Bank to make the Loans and to incur the Letter of Credit Obligations as provided for in the Loan Agreement, each Pledgor has agreed to pledge the Pledged Collateral to Bank in accordance herewith. These recitals shall be construed as part of this Agreement.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce the Bank to make Loans and to incur Letter of Credit Obligations under the Loan Agreement, it is agreed as follows:


1.   Definitions.  Unless otherwise defined herein, capitalized terms or matters
     -----------
     of construction defined or established in Schedule A to the Loan Agreement
                                               ----------
     shall be applied herein as defined or established therein, and the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

               "Bankruptcy Code" means title 11, United States Code, as amended
                ---------------
     from time to time, and any successor statute thereto.

               "Pledged Collateral" shall have the meaning assigned to it in
                ------------------
     Section 2.

               "Pledged Entity" shall mean an issuer of Pledged Stock or Pledged
                --------------
     Indebtedness.

               "Pledged Indebtedness" shall mean the Indebtedness evidenced by
                --------------------
     the promissory notes, instruments and letters of credit listed on Part B of
     Schedule I.
     ----------

               "Pledged Stock" shall mean those shares listed in Part A of
                -------------
     Schedule I.
     ----------

               "Secured Obligations" shall have the meaning assigned to it in
                -------------------
     Section 3.

2.        Pledge.  Each Pledgor hereby pledges to Bank a first priority Lien
          ------
     on all of the following (collectively, the "Pledged Collateral"):
                                                 ------------------

                    (a)       the Pledged Stock owned by it and the certificates
                         representing such Pledged Stock, and all dividends, distributions, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

                    (b)       any additional shares of Stock of a Pledged Entity
                         from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Stock owned by such Pledgor), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock;

                    (c)       the Pledged Indebtedness held by it and the
                         promissory notes, instruments and letters of credit evidencing such Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness; and

                    (d)       all additional Indebtedness arising after the date
                         hereof and owing to such Pledgor (other than Polyphase) and evidenced by promissory notes, instruments or letters of credit, together with such promissory notes, instruments and letters of credit, and all interest, cash, Instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of such Pledged Indebtedness.

3.        Security for Obligations.  This Agreement secures, and the Pledged
          ------------------------
     Collateral is security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of any kind under or in connection with the Loan Agreement, the Guaranty, and the other Loan Documents and all obligations of each Pledgor now or hereafter existing under this Agreement, the Guaranty, or any other Loan Document to which such Pledgor is a party, including all reasonable fees, costs and expenses incurred in connection with collection actions hereunder or thereunder (collectively, the "Secured Obligations").
                                                 -------------------

4.        Delivery of Pledged Collateral.  All certificates and all promissory
          ------------------------------
     notes, Instruments and letters of credit evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Bank pursuant hereto. All Pledged Stock shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Bank and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by the Pledgor pledging such Pledged Indebtedness.

5.        Representations and Warranties.  Each Pledgor represents and warrants
          ------------------------------
          to Bank that:

                    (a)       (i) Such Pledgor is, and at the time of delivery
                         of the Pledged Stock owned by it to Bank will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by it free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement and the other Loan Documents or the Subordinated Debt Documents, and
                         (ii) such Pledgor is, and at the time of delivery of the Pledged Indebtedness held by it to Bank will be, the sole owner and holder of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for (A) any Lien created by this Agreement or the other Loan Documents and (B) Liens granted pursuant to the Subordinated Debt Documents.

                    (b)       (i) All of the Pledged Stock owned by such Pledgor
                         have been duly authorized, validly issued and are fully paid and nonassessable, and (ii) the Pledged Indebtedness held by such Pledgor has been duly authorized, authenticated or issued and delivered by, and constitutes the legal, valid and binding obligation of, each Pledged Entity issuing same, and no such Pledged Entity is in default thereunder.

                    (c)       Such Pledgor has the right and requisite authority
                         to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Bank as provided herein.

                    (d)       None of the Pledged Stock or Pledged Indebtedness
                         owned or held by such Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                    (e)       Such Pledgor is the sole owner of the Pledged
                         Stock pledged by it hereunder and such Pledged Stock is presently represented by the certificates listed in Part A of Schedule I. As of the date hereof, there are
                                   ----------
                         no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Stock pledged by such Pledgor hereunder other than those set forth on Schedule III, and upon exercise of any such
                                  ------------
                         option, warrant, call or commitment set forth on
                         Schedule III, Bank agrees to deliver the Pledged Stock
                         ------------
                         to such Pledgor and release its Lien on such Pledged Stock to effectuate such exercise.

                    (f)       No consent, approval, authorization or other order
                         or other action by, and no notice to or filing with, any Governmental Authority or any other Person that has not been obtained prior to the Closing Date is required
                         (i) for the pledge by such Pledgor of the Pledged Collateral owned or held by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Bank of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

                    (g)       The pledge, assignment and delivery of the Pledged
                         Collateral owned or held by it pursuant to this Agreement will create a valid first priority Lien in favor of Bank upon such Pledged Collateral and the Proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien other than Liens granted pursuant to the Subordinated Debt Documents.

               (h) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms.

               (i) The Pledged Stock constitutes that percentage of the issued and outstanding shares of Stock of each Pledged Entity set forth on Schedule I,
                                                                    ----------
which Stock is subject to the existing options, warrants, calls or commitments set forth on Schedule III.
             ------------

               (j)  Except as disclosed in Part B of Schedule I, none of the
                                                     ----------
Pledged Indebtedness held by such Pledgor is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

          The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.        Covenants.  Each Pledgor covenants and agrees that until the
          ---------
          Termination Date:

                    (a)       Without the prior written consent of Bank, such
                         Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends, interest or other distributions or payments with respect to such Pledged Collateral, or grant a Lien on such Pledged Collateral, except (i) that Overhill Ventures may issue to Kings Hawaiian up to 10% of the shares of its common Stock on a fully diluted basis pursuant to the proposal being negotiated with Kings Hawaiian as of the Closing Date and (ii) as otherwise expressly permitted by the Loan Agreement or this Agreement.

                    (b)       Such Pledgor will, at its expense, promptly
                         execute, acknowledge and deliver all such instruments and deliver letters of credit and take all such actions as Bank from time to time may request in order to ensure to Bank the benefits of the Liens upon the Pledged Collateral owned or held by it intended to be created by this Agreement, including the filing of any necessary UCC financing statements, that may be filed by Bank with or (to the extent permitted by law) without the signature of such Pledgor, and will cooperate with Bank, at such Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of such Pledged Collateral.

                    (c)       Such Pledgor has and will defend the title to the
                         Pledged Collateral owned or held by it and the Liens of Bank on such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens.

               (d) Such Pledgor will, upon obtaining ownership of any additional Stock, promissory notes or other instruments of a Pledged Entity, or Stock, promissory notes or other instruments otherwise required to be pledged to Bank pursuant to any of the Loan Documents that does not already constitute Pledged Collateral hereunder, promptly (and in any event within three Business Days after it acquires any such additional Stock, notes or other instruments) deliver to Bank a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II (each, a "Pledge Amendment"), in respect
                          -----------
of any such additional Stock, notes or other instruments, pursuant to which such Pledgor shall pledge to Bank all of such additional Stock, notes and other Instruments. Such Pledgor hereby authorizes Lender to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Stock and Pledged Indebtedness listed in any such Pledge Amendment delivered to Bank shall for all purposes hereunder be considered Pledged Collateral.

7.        Pledgor's Rights.  So long as no Default or Event of Default shall
          ----------------
     have occurred and be continuing and until written notice shall be given to any Pledgor in accordance with Section 8(a):

                    (a)       Each Pledgor shall have the right to vote and give
                         consents with respect to the Pledged Collateral pledged by it hereunder or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan Agreement or any other Loan Document; provided, that no vote shall be cast, and no consent
                         --------
                         shall be given or action taken, that would have the effect of impairing the position or interest of Bank in respect of the Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Loan Agreement or consented to by Bank):

                         (i)       the dissolution or liquidation, in whole or
                               in part, of a Pledged Entity;

                         (ii)      the consolidation or merger of a Pledged
                               Entity with any other Person;

                         (iii)     the sale, disposition or encumbrance of all
                               or substantially all of the assets of a Pledged Entity, except for Liens in favor of Bank;

                         (iv)      any change in the authorized number of
                               shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                         (v)       the alteration of the voting rights with
                              respect to the Stock of a Pledged Entity.

                    (b)       Each Pledgor shall be entitled, from time to time,
                         to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Stock and Pledged Indebtedness pledged by it hereunder to the extent not in violation of the Loan Agreement, except for any and all: (i) dividends and interest paid or payable other than in cash in respect of any such Pledged Collateral, instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any such Pledged Collateral; provided, that until actually paid all
                                     --------
                         rights to such distributions shall remain subject to the Lien in favor of Bank created by this Agreement and the other Loan Documents.

                    (c)       All dividends and interest (other than such cash
                         dividends and interest as are permitted to be paid to each Pledgor in accordance with Section 7(b) above) and all other distributions in respect of any of the Pledged Stock or Pledged Indebtedness, whenever paid or made, shall be delivered to Bank to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of Bank, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Bank as Pledged Collateral in the same form as so received (with any necessary indorsements).

8.        Defaults and Remedies; Proxy.
          ----------------------------

                    (a)       Upon the occurrence and during the continuation of
                         any Event of Default, Bank (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral pledged by such Pledgor hereunder, to exchange certificates or instruments representing or evidencing such Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after five days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice such Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral as though Bank were the outright owner thereof. Any sale shall be made at a public or private sale at Bank's place of business, or at any place in Los Angeles County, California to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Bank may deem fair, and Bank may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Bank reserves the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Bank. UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS BANK AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY SUCH PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF BANK AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED STOCK OF SUCH PLEDGOR, THE APPOINTMENT OF BANK AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED STOCK WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED STOCK ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED STOCK OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, BANK SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                    (b)       If, at the original time or times appointed for
                         the sale of the whole or any part of the Pledged Collateral pledged by any Pledgor hereunder, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Secured

                         Obligations, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Bank, in its discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, then Bank may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided,
                                                                      --------
                         that any sale or sales made after such postponement shall be after ten days' notice to such Pledgor.

                    (c)       If, following the occurrence and during the
                         continuance of an Event of Default, Bank in its sole discretion determines that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933 (or any similar statute then in effect, the "Act"), then each Pledgor shall, in an
                                         ---
                         expeditious manner, cause the Pledged Entity that issued Pledged Collateral owned or held by it to:

                         (i)       Prepare and file with the Securities and
                               Exchange Commission (the "Commission") a
                                                         ----------
                               registration statement with respect to the Pledged Stock owned by it and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                         (ii)      Prepare and file with the Commission such
                               amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Stock covered by such registration statement whenever Bank shall desire to sell or otherwise dispose of such Pledged Stock;

                         (iii)     Furnish to Bank such numbers of copies of a
                               prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Bank may request in order to facilitate the public sale or other disposition by Bank of the Pledged Stock owned by it;

                         (iv)      Use commercially reasonable efforts to
                               register or qualify the Pledged Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto

                              Rico as Bank shall request, and do such other reasonable acts and things as may be required of it to enable Bank to consummate the public sale or other disposition by Bank in such jurisdictions of such Pledged Stock by Bank;

                         (v)       Furnish, at the request of Bank, on the date
                              that Pledged Stock owned or held by it are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Stock becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event such Pledged Stock is not being sold through underwriters, then to Bank, in customary form and covering matters of the type customarily covered in such legal opinions; and
                              (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event such Pledged Stock is not being sold through underwriters, then to Bank, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Bank shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Bank may reasonably request. The comfort letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Bank may reasonably request; and

                         (vi)      Otherwise use commercially reasonable efforts
                              to comply with all applicable rules and
                              regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of such registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                    (d)       All expenses incurred in complying with Section
                         8(c), including all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Bank, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by Pledgors.

                    (e)       If, at any time when Bank shall determine to
                         exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act (or any similar statute), then Bank may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Bank may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Bank in its discretion may (i) in accordance with applicable securities laws proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, and (iii) restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this
                         Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Bank shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                         (i)       as to the financial sophistication and
                               ability of any Person permitted to bid or purchase at any such sale;

                         (ii)      as to the content of legends to be placed
                               upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                         (iii)     as to the representations required to be made
                               by each Person bidding or purchasing at such sale relating to such Person's access to financial information about such Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                         (iv)      as to such other matters as Bank may, in its
                               discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                    (f)       Each Pledgor recognizes that Bank may be unable to
                         effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with Section 8(e) above. Each Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Bank shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the applicable Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor owning or holding such Pledged Collateral and the Pledged Entity would agree to do so.

                    (g)       Each Pledgor agrees to the maximum extent
                         permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and each Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Each Pledgor agrees that it will not interfere with any right, power or remedy of Bank provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Bank of any one or more of such rights, powers or remedies. No failure or delay on the part of Bank to exercise any such right, power or remedy and no notice or demand that may be given to or made upon any Pledgor by Bank with respect to any such remedies shall operate as a waiver thereof, or limit or impair Bank's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in any respect.

                    (h)       Each Pledgor further agrees that a breach of any
                         of the covenants contained in this Section 8 will cause irreparable injury to Bank, that Bank shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against such Pledgor, and each Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that: (i) no Event of Default has occurred under the Loan Agreement and (ii) Bank is in breach of its obligations under this Agreement or the other Loan Documents.

                    (i)            Until the occurrence of an Event of Default,
                         Bank may not (i) repledge the Pledged Collateral to any other party, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, or (iii) create, incur or permit the existence of any Lien or option with respect to the Pledged Collateral (except as contemplated by this Agreement).

9.        Waiver. No delay on Bank's part in exercising any power of sale, Lien,
          ------
      option or other right hereunder, and no notice or demand that may be given to or made upon any Pledgor by Bank with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Bank's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Bank's rights as against any Pledgor in any respect.

10.       Assignment. Bank may assign, indorse or transfer any instrument
          ----------
     evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan Agreement, and the holder of such instrument shall be bound by and entitled to the benefits of this Agreement.

11.       Termination.  Immediately following the Termination Date, Bank shall
          -----------
     deliver to each Pledgor (as the case may be) the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Bank under this Agreement and the other Loan Documents and, except as otherwise provided herein, all of such Pledgor's obligations hereunder shall at such time terminate. Upon payment in full in cash of any Indebtedness evidenced by a promissory note or other instrument, Bank will return such instrument to the Pledgor that is the obligee under such instrument.

12.       Lien Absolute. All rights of Bank hereunder, and all obligations of
          -------------
     each Pledgor hereunder, shall be absolute and unconditional irrespective of:

                    (a)       any lack of validity or enforceability of the Loan
                         Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                    (b)       any change in the time, manner or place of payment
                         of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                    (c)       any exchange, release or non-perfection of any
                         other Collateral or any release or amendment or waiver of, or consent to departure from any guaranty for, all or any of the Secured Obligations;

                    (d)       the insolvency of Borrower or any Guarantor or any
                         other guarantor of the obligations; or

                    (e)       any other circumstance that might otherwise
                         constitute a defense available to, or a discharge of, such Pledgor.

13.       Release. Each Pledgor (other than Borrower) consents and agrees that
          -------
     Bank may at any time, or from time to time, in its discretion:

                    (a)       renew, extend or change the time of payment of, or
                         the manner, place or terms of payment of, all or any part of the Secured Obligations; and

                    (b)       exchange, release or surrender all or any of the
                         Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, that is now or may hereafter be held by or on behalf of Bank in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Bank may deem proper, and without notice to or further assent from such Pledgor, it being hereby agreed that such Pledgor shall be and remain bound by this Agreement irrespective of the value or condition of any of the Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement or any other agreement governing any Secured Obligations. Each Pledgor hereby waives notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and any delay by Bank in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon such Pledgor. No act or omission of any kind on Bank's part (other than an act or omission that is finally determined by a referee or a court of competent jurisdiction to have resulted solely from Bank's gross negligence or willful misconduct) shall in any event affect or impair this Agreement.

14.       Reinstatement. This Agreement shall remain in full force and effect
          -------------
     and continue to be effective should any petition be filed by or against any Pledgor or any Pledged Entity for liquidation or reorganization, should any Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's or Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

15.       Miscellaneous.
          -------------

                    (a)       Bank may execute any of its duties hereunder by or
                         through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                    (b)       Each Pledgor agrees to promptly reimburse Bank for
                         actual out-of-pocket expenses, including reasonable attorneys' fees, incurred by Bank in connection with the enforcement of its rights and remedies under this Agreement.

                    (c)       Neither Bank nor any of its officers, directors,
                         employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a referee or a court of competent jurisdiction.

                    (d)       THIS AGREEMENT SHALL BE BINDING UPON EACH PLEDGOR
                         AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A TRUSTEE OR DEBTOR-IN-POSSESSION ON BEHALF OF SUCH PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY AND BINDING UPON, BANK AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF BANK AND EACH PLEDGOR.

16.       Severability. If for any reason any provision or provisions hereof are
          ------------
     determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

17.       Notices.  Except as otherwise provided herein, whenever it is provided
          -------
     herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement.

18.       Section Titles. The section titles contained in this Agreement are and
          --------------
     shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

19.       Counterparts.  This Agreement may be executed in any number of
          ------------
     counterparts, which shall, collectively and separately, constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

"Pledgors"                          "Bank"

OVERHILL FARMS, INC.                     UNION BANK OF CALIFORNIA, N.A.


By:______________________________________    By:_______________________________
     James Rudis
     President and Chief Executive           Title:____________________________
     Officer


By:______________________________________
     Richard A. Horvath
     Vice President and Chief Financial
     Officer


POLYPHASE CORPORATION


By:______________________________________
     James Rudis
     President and Chief Executive
     Officer


By:______________________________________
     William E. Shatley
     Senior Vice President and
     Chief Financial Officer


OVERHILL L.C. VENTURES, INC.


By:______________________________________
     James Rudis
     President and Chief Executive
     Officer


By:______________________________________
     Richard A. Horvath
     Vice President and Chief Financial
     Officer

                                  SCHEDULE I
                                  ----------


                                    PART A
                                    ------

                                 Pledged Stock
                                 -------------


-------------------------------------------------------------------------------------------------
                                  Class               Certificate     Number       Percentage of
     Name of Pledgor             of Stock              Number(s)     of Shares  Outstanding Shares
 ----------------------  --------------------------  --------------  ---------  -------------------
 ----------------------  --------------------------  --------------  ---------  -------------------
Overhill Farms            Common Stock of Overhill
                              L.C. Ventures                             1000                 100%
-----------------------  --------------------------  --------------   --------  -------------------

-----------------------  --------------------------  --------------   --------  -------------------
Polyphase Corporation     Common Stock of Overhill
                                  Farms                                  775                 100%
-----------------------  --------------------------  --------------   --------  -------------------
-----------------------  --------------------------  --------------   --------  -------------------
-----------------------  --------------------------  --------------   --------  -------------------
---------------------------------------------------------------------------------------------------



                                     PART B
                                     ------

                              Pledged Indebtedness
                              --------------------



-------------------------------------------------------------------------------------------------
                              Initial
     Pledged Entity       Principal Amount     Issue Date        Maturity Date     Interest Rate
------------------------  ---------------- ------------------  ------------------  --------------
Overhill Farms
------------------------  ---------------- ------------------  ------------------  --------------
------------------------  ---------------- ------------------  ------------------  --------------
Overhill L.C. Ventures         $14,000      October 22, 1999    October 1, 2000         10%
------------------------  ---------------- ------------------  ------------------  -------------

------------------------------------------------------------------------------------------------

                                  SCHEDULE II
                                  -----------

                                PLEDGE AMENDMENT


          This Pledge Amendment, dated as of __________ ___, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, other Instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, other Instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement dated as of November 24, 1999 (the "Pledge Agreement"), by and among the "Pledgors" named therein and Union Bank of
-----------------
California, N.A. and that the Pledged Stock and Pledged Indebtedness listed in this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations referred to in the Pledge Agreement. The undersigned acknowledges that any promissory notes, other Instruments or shares not included in the Pledged Collateral at the discretion of Bank may not otherwise be pledged by Pledgor to any other Person or otherwise be used as security for any obligations other than the Secured Obligations.

                                    "Pledgor"

                                    _________________________________

                                    By:______________________________

                                    Name:____________________________

                                    Title:___________________________


                                 Pledged Stock
                                 -------------


-------------------------------------------------------------------------
      Name and                         Class     Certificate     Number
 Address of Pledgor   Pledged Entity  of Stock    Number(s)     of Shares
--------------------  --------------  --------  --------------  ---------
--------------------  --------------  --------  --------------  ---------

--------------------  --------------  --------  --------------  ---------

-------------------------------------------------------------------------


                              Pledged Indebtedness
                              --------------------


-------------------------------------------------------------------------------
                                                                      Interest
 Pledged Entity   Initial Principal Amount  Issue Date  Maturity Date    Rate
----------------  ------------------------  ----------  -------------- --------

----------------  ------------------------  ----------  -------------- --------

-------------------------------------------------------------------------------

                                  SCHEDULE III
                                  ------------

              OUTSTANDING OPTIONS, WARRANTS, CALLS AND COMMITMENTS

                                       19